AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 26, 1999

                                               REGISTRATION NO. 333-48897
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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                               ---------------

                     POST-EFFECTIVE AMENDMENT NO. 2 (1)
                                     TO
                                  FORM S-20
                           REGISTRATION STATEMENT
                                    Under
                         The Securities Act of 1933
                                ------------

                      THE OPTIONS CLEARING CORPORATION
           (Exact name of registrant as specified in its charter)


                          440 South LaSalle Street
                                 Suite 2400
                          Chicago, Illinois  60605
                                312-322-6200
                (Address, including zip code, and telephone number,
                  including area code, of registrant's principal
                                  executive offices)


                     Wayne P. Luthringshausen, Chairman
                      The Options Clearing Corporation
                          440 South LaSalle Street
                                 Suite 2400
                          Chicago, Illinois  60605
                                312-322-6200
     (Name, address, including zip code, and telephone number, including area code, of agent for service)


                               With a copy to:

                              William H. Navin
                            Schiff Hardin & Waite
                              7200 Sears Tower
                           Chicago, Illinois 60606
                                312-258-5534

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                            Amending Part II Only

   -----------------------
     (1) Filed solely for the purpose of adding an exhibit.


     This Post-Effective Amendment No. 2 to the Registration Statement on Form S-20 (No. 333-48897), as amended by Post-Effective Amendment No. 1 filed with the Commission on April 1, 1999, is being filed solely to add Exhibit 23.6, the Consent of Director John C. Harris, to the Registration Statement.



                                  SIGNATURE

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has duly caused this Post-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Chicago, State of Illinois on April 26, 1999.

                                  THE OPTIONS CLEARING CORPORATION



                                  BY: /s/ James C. Yong
                                  ----------------------------------------
                                  First Vice President and General Counsel


                                EXHIBIT INDEX

   The following documents are filed as part of this Registration
   Statement:

         EXHIBIT NUMBER       DESCRIPTION OF DOCUMENT

                5             Opinion of Schiff & Hardin & Waite*

              23.1            Consent of Deloitte & Touche LLP*

              23.2 Consent of Schiff Hardin & Waite (included in Exhibit 5)*

              23.3            Consent of Wayne W. Fieldsa*

              23.4            Consent of William Gangi*

              23.5            Consent of Dorcas R. Hardy*

              23.6            Consent of John C. Harris

              23.7            Consent of Timothy R. Mullen*

               24             Power of Attorney (included on the
                              signature page to Post-Effective
                              Amendment No. 1 to the Registration
                              Statement)*

    * Previously filed.


                                                             EXHIBIT 23.6

                          Consent of John C. Harris


     The undersigned hereby consents to being named, in the Registration Statement on Form S-20 of The Options Clearing Corporation, as about to become a director of The Options Clearing Corporation.


   Dated:April 9, 1999


                                           /s/ John C. Harris
                                           -----------------------------
                                           John C. Harris